                                                                   EXHIBIT 12(a)

                     WEYERHAEUSER COMPANY AND SUBSIDIARIES

             COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES (1)

                         (DOLLAR AMOUNTS IN THOUSANDS)

                                1993       1992     1991      1990       1989
                             ----------  -------- -------- ---------- ----------
Available earnings:
  Earnings before interest
   expense, income taxes,
   extraordinary item and
   effect of accounting
   changes.................  $1,160,971  $943,046 $216,298 $1,005,201 $1,030,988
  Add interest portion of
   rental expense..........      19,719    19,013   18,522     19,156     20,252
                             ----------  -------- -------- ---------- ----------
  Available earnings.......  $1,180,690  $962,059 $234,820 $1,024,357 $1,051,240
                             ==========  ======== ======== ========== ==========
Fixed charges:
  Interest expense in-
   curred:
    Weyerhaeuser Company
     and subsidiaries ex-
     cluding Weyerhaeuser
     Real Estate Company
     and Weyerhaeuser Fi-
     nancial Services, Inc.
     and their subsidiar-
     ies...................  $  211,645  $185,519 $194,605 $  169,199 $  164,213
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies...................      77,646    72,561   67,903     71,139     69,607
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated
     subsidiaries..........      95,309   145,193  169,803    214,927    326,736
                             ----------  -------- -------- ---------- ----------
      Subtotal.............     384,600   403,273  432,311    455,265    560,556
    Less intercompany in-
     terest................        (514)    1,682    5,999     10,339      4,773
                             ----------  -------- -------- ---------- ----------
    Total interest expense
     incurred..............     385,114   401,591  426,312    444,926    555,783
                             ----------  -------- -------- ---------- ----------
    Amortization of debt
     expense...............       3,168     4,129    2,732      3,593      3,072
                             ----------  -------- -------- ---------- ----------
  Rental expense:
    Weyerhaeuser Company
     and consolidated sub-
     sidiaries.............      41,860    38,500   36,668     37,881     40,824
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies...................       6,718     6,685    7,258      8,107      6,068
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated
     subsidiaries..........      10,580    11,854   11,641     11,480     13,865
                             ----------  -------- -------- ---------- ----------
                                 59,158    57,039   55,567     57,468     60,757
                             ----------  -------- -------- ---------- ----------
    Interest portion of
     rental expense........      19,719    19,013   18,522     19,156     20,252
                             ----------  -------- -------- ---------- ----------
      Fixed Charges........  $  408,001  $424,733 $447,566 $  467,675 $  579,107
                             ==========  ======== ======== ========== ==========
Ratios of earnings to fixed
 charges, before extraordi-
 nary item and effect of
 accounting changes........        2.89      2.27     0.52       2.19       1.82
                             ==========  ======== ======== ========== ==========

- --------
(1) Excludes Interest Paid on Depositor Accounts By Republic Federal Savings & Loan Association

                                                                   EXHIBIT 12(b)

                     WEYERHAEUSER COMPANY AND SUBSIDIARIES

             COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES (1)

                         (DOLLAR AMOUNTS IN THOUSANDS)

                              1993       1992     1991      1990       1989
                           ----------  -------- -------- ---------- ----------
Available earnings:
  Earnings before interest
   expense, income taxes,
   extraordinary item and
   effect of accounting
   charges................ $1,160,971  $949,371 $265,936 $1,070,212 $1,113,115
  Add interest portion of
   rental expense.........     19,719    19,013   18,522     19,156     20,252
                           ----------  -------- -------- ---------- ----------
  Available earnings...... $1,180,690  $968,384 $284,458 $1,089,368 $1,133,367
                           ==========  ======== ======== ========== ==========
Fixed charges:
  Interest expense in-
   curred:
    Weyerhaeuser Company
     and subsidiaries ex-
     cluding Weyerhaeuser
     Real Estate Company
     and Weyerhaeuser Fi-
     nancial Services,
     Inc. and their sub-
     sidiaries............ $  211,645  $185,519 $194,605 $  169,199 $  164,213
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies..................     77,646    72,561   67,903     71,139     69,607
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated
     subsidiaries.........     95,309   151,518  219,441    279,938    408,863
                           ----------  -------- -------- ---------- ----------
      Subtotal............    384,600   409,598  481,949    520,276    642,683
    Less intercompany in-
     terest...............       (514)    1,682    5,999     10,339      4,773
                           ----------  -------- -------- ---------- ----------
    Total interest expense
     incurred.............    385,114   407,916  475,950    509,937    637,910
                           ----------  -------- -------- ---------- ----------
    Amortization of debt
     expense..............      3,168     4,129    2,732      3,593      3,072
                           ----------  -------- -------- ---------- ----------
  Rental expense:
    Weyerhaeuser Company
     and consolidated sub-
     sidiaries............     41,860    38,500   36,668     37,881     40,824
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies..................      6,718     6,685    7,258      8,107      6,068
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated subsidi-
     aries................     10,580    11,854   11,641     11,480     13,865
                           ----------  -------- -------- ---------- ----------
                               59,158    57,039   55,567     57,468     60,757
                           ----------  -------- -------- ---------- ----------
    Interest portion of
     rental expense.......     19,719    19,013   18,522     19,156     20,252
                           ----------  -------- -------- ---------- ----------
    Fixed Charges......... $  408,001  $431,058 $497,204 $  532,686 $  661,234
                           ==========  ======== ======== ========== ==========
Ratios of earnings to
 fixed charges before ex-
 traordinary item and ef-
 fect of accounting
 changes..................       2.89      2.25     0.57       2.05       1.71
                           ==========  ======== ======== ========== ==========

- --------
(1) Includes Interest Paid on Depositor Accounts By Republic Federal Savings & Loan Association

                                                                   EXHIBIT 12(c)

WEYERHAEUSER COMPANY WITH ITS WEYERHAEUSER REAL ESTATE COMPANY AND WEYERHAEUSER
 FINANCIAL SERVICES, INC. SUBSIDIARIES ACCOUNTED FOR ON THE EQUITY METHOD, BUT
           EXCLUDING THE UNDISTRIBUTED EARNINGS OF THOSE SUBSIDIARIES

               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES

                         (DOLLAR AMOUNTS IN THOUSANDS)

                                 1993      1992     1991       1990     1989
                              ---------- -------- ---------  -------- --------
Available earnings:
  Earnings before interest
   expense, income taxes,
   extraordinary item and
   effect of accounting
   changes................... $1,000,087 $740,152 $     539  $750,514 $654,402
  Add interest portion of
   rental expense............     13,953   12,833    12,223    12,627   13,608
                              ---------- -------- ---------  -------- --------
                               1,014,040  752,985    12,762   763,141  668,010
                              ---------- -------- ---------  -------- --------
  Deduct undistributed
   earnings before income
   taxes and effect of
   accounting changes of
   Weyerhaeuser Real Estate
   Company and Weyerhaeuser
   Financial Services, Inc.
   and their subsidiaries         94,763   80,530  (114,922)   81,868  (41,275)
                              ---------- -------- ---------  -------- --------
    Available earnings....... $  919,277 $672,455 $ 127,684  $681,273 $709,285
                              ========== ======== =========  ======== ========
Fixed charges:
  Interest expense incurred.. $  211,645 $185,519 $ 194,605  $169,199 $164,213
  Amortization of debt ex-
   pense.....................      3,168    4,129     2,732     3,593    3,072
  Interest portion of rental
   expense...................     13,953   12,833    12,223    12,627   13,608
                              ---------- -------- ---------  -------- --------
    Fixed charges............ $  228,766 $202,481 $ 209,560  $185,419 $180,893
                              ========== ======== =========  ======== ========
Ratios of earnings to fixed
 charges, before
 extraordinary item and
 effect of accounting
 changes.....................       4.02     3.32      0.61      3.67     3.92
                              ========== ======== =========  ======== ========

                                                                   EXHIBIT 12(d)

                     WEYERHAEUSER COMPANY AND SUBSIDIARIES

             COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES AND

                  PREFERRED AND PREFERENCE SHARE DIVIDENDS(1)

                         (DOLLAR AMOUNTS IN THOUSANDS)

                                1993       1992     1991      1990       1989
                             ----------  -------- -------- ---------- ----------
Available earnings:
  Earnings before interest
   expense, income taxes,
   extraordinary item and
   effect of accounting
   changes.................  $1,160,971  $943,046 $216,298 $1,005,201 $1,030,988
  Add interest portion of
   rental expense..........      19,719    19,013   18,522     19,156     20,252
                             ----------  -------- -------- ---------- ----------
  Available earnings before
   extraordinary item and
   effect of accounting
   changes.................  $1,180,690  $962,059 $234,820 $1,024,357 $1,051,240
                             ==========  ======== ======== ========== ==========
Fixed charges and preferred
 and preference share divi-
 dends:
  Interest expense in-
   curred:
    Weyerhaeuser Company
     and subsidiaries ex-
     cluding Weyerhaeuser
     Real Estate Company
     and Weyerhaeuser Fi-
     nancial Services, Inc.
     and their subsidiar-
     ies...................  $  211,645  $185,519 $194,605 $  169,199 $  164,213
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies...................      77,646    72,561   67,903     71,139     69,607
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated
     subsidiaries..........      95,309   145,193  169,803    214,927    326,736
                             ----------  -------- -------- ---------- ----------
      Subtotal.............     384,600   403,273  432,311    455,265    560,556
    Less intercompany in-
     terest................        (514)    1,682    5,999     10,339      4,773
                             ----------  -------- -------- ---------- ----------
    Total interest expense
     incurred..............     385,114   401,591  426,312    444,926    555,783
                             ----------  -------- -------- ---------- ----------
  Amortization of debt
   expense.................       3,168     4,129    2,732      3,593      3,072
                             ----------  -------- -------- ---------- ----------
  Rental expense:
    Weyerhaeuser Company
     and consolidated sub-
     sidiaries.............      41,860    38,500   36,668     37,881     40,824
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies...................       6,718     6,685    7,258      8,107      6,068
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated
     subsidiaries..........      10,580    11,854   11,641     11,480     13,865
                             ----------  -------- -------- ---------- ----------
                                 59,158    57,039   55,567     57,468     60,757
                             ----------  -------- -------- ---------- ----------
    Interest portion of
     rental expense........      19,719    19,013   18,522     19,156     20,252
                             ----------  -------- -------- ---------- ----------
  Preferred and preference
   share dividends of Wey-
   erhaeuser Company.......
    After-tax basis........           0         0        0     13,115     22,409
                             ----------  -------- -------- ---------- ----------
    Pre-tax basis..........           0         0        0     19,992     33,799
                             ----------  -------- -------- ---------- ----------
  Fixed charges and pre-
   ferred and preference
   share dividends.........  $  408,001  $424,733 $447,566 $  487,667 $  612,906
                             ==========  ======== ======== ========== ==========
Ratios of earnings to fixed
 charges and preferred and
 preference share dividend
 before extraordinary item
 and effect of accounting
 changes...................        2.89      2.27     0.52       2.10       1.72
                             ==========  ======== ======== ========== ==========

- --------
(1) Excludes Interest Paid on Depositor Accounts By Republic Federal Savings & Loan Association

                                                                   EXHIBIT 12(e)

                     WEYERHAEUSER COMPANY AND SUBSIDIARIES

             COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES AND
                  PREFERRED AND PREFERENCE SHARE DIVIDENDS(1)

                         (DOLLAR AMOUNTS IN THOUSANDS)

                                1993       1992     1991      1990       1989
                             ----------  -------- -------- ---------- ----------
Available earnings:
  Earnings before interest
   expense, income taxes,
   extraordinary item and
   effect of accounting
   changes.................  $1,160,971  $949,371 $265,936 $1,070,212 $1,113,115
  Add interest portion of
   rental expense..........      19,719    19,013   18,522     19,156     20,252
                             ----------  -------- -------- ---------- ----------
  Available earnings before
   extraordinary item and
   effect of accounting
   changes.................  $1,180,690  $968,384 $284,458 $1,089,368 $1,133,367
                             ==========  ======== ======== ========== ==========
Fixed charges and preferred
 and preference share divi-
 dends:
  Interest expense in-
   curred:
    Weyerhaeuser Company
     and subsidiaries ex-
     cluding Weyerhaeuser
     Real Estate Company
     and Weyerhaeuser Fi-
     nancial Services, Inc.
     and their subsidiar-
     ies...................  $  211,645  $185,519 $194,605 $  169,199 $  164,213
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies...................      77,646    72,561   67,903     71,139     69,607
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated subsidi-
     aries.................      95,309   151,518  219,441    279,938    408,863
                             ----------  -------- -------- ---------- ----------
      Subtotal.............     384,600   409,598  481,949    520,276    642,683
    Less intercompany in-
     terest................        (514)    1,682    5,999     10,339      4,773
                             ----------  -------- -------- ---------- ----------
    Total interest expense
     incurred..............     385,114   407,916  475,950    509,937    637,910
                             ----------  -------- -------- ---------- ----------
  Amortization of debt ex-
   pense...................       3,168     4,129    2,732      3,593      3,072
                             ----------  -------- -------- ---------- ----------
  Rental expense:
    Weyerhaeuser Company
     and consolidated sub-
     sidiaries.............      41,860    38,500   36,668     37,881     40,824
    Weyerhaeuser Real Es-
     tate Company and con-
     solidated subsidiar-
     ies...................       6,718     6,685    7,258      8,107      6,068
    Weyerhaeuser Financial
     Services, Inc. and
     consolidated subsidi-
     aries.................      10,580    11,854   11,641     11,480     13,865
                             ----------  -------- -------- ---------- ----------
                                 59,158    57,039   55,567     57,468     60,757
                             ----------  -------- -------- ---------- ----------
    Interest portion of
     rental expense........      19,719    19,013   18,522     19,156     20,252
                             ----------  -------- -------- ---------- ----------
  Preferred and preference
   share dividends of Wey-
   erhaeuser Company
    After-tax basis........           0         0        0     13,115     22,409
                             ----------  -------- -------- ---------- ----------
    Pre-tax basis..........           0         0        0     19,992     33,799
                             ----------  -------- -------- ---------- ----------
  Fixed charges and pre-
   ferred and preference
   share dividends:          $  408,001  $431,058 $497,204 $  552,678 $  695,033
                             ==========  ======== ======== ========== ==========
Ratios of earnings to fixed
 charges and preferred and
 preference share dividends
 before extraordinary item
 and effect of accounting
 changes...................        2.89      2.25     0.57       1.97       1.63
                             ==========  ======== ======== ========== ==========

- --------
(1) Includes Interest Paid on Depositor Accounts By Republic Federal Savings & Loan Association

                                                                   EXHIBIT 12(f)

WEYERHAEUSER COMPANY WITH ITS WEYERHAEUSER REAL ESTATE COMPANY AND WEYERHAEUSER
 FINANCIAL SERVICES, INC. SUBSIDIARIES ACCOUNTED FOR ON THE EQUITY METHOD, BUT
   EXCLUDING THE UNDISTRIBUTED EARNINGS OF THOSE SUBSIDIARIES COMPUTATION OF
     RATIOS OF EARNINGS TO FIXED CHARGES AND PREFERRED AND PREFERENCE SHARE
                                   DIVIDENDS

                         (DOLLAR AMOUNTS IN THOUSANDS)

                                 1993      1992     1991       1990     1989
                              ---------- -------- ---------  -------- --------
Available earnings:
  Earnings before interest
   expense, income taxes,
   extraordinary item and
   effect of accounting
   changes................... $1,000,087 $740,152 $     539  $750,514 $654,402
  Add interest portion of
   rental expense............     13,953   12,833    12,223    12,627   13,608
                              ---------- -------- ---------  -------- --------
                               1,014,040  752,985    12,762   763,141  668,010
                              ---------- -------- ---------  -------- --------
  Deduct undistributed
   earnings before income
   taxes and effect of
   accounting changes of
   Weyerhaeuser Real Estate
   Company and Weyerhaeuser
   Financial Services, Inc.
   and their subsidiaries....     94,763   80,530  (114,922)   81,868  (41,275)
                              ---------- -------- ---------  -------- --------
  Available earnings before
   extraordinary item and
   effect of accounting
   changes................... $  919,277 $672,455 $ 127,684  $681,273 $709,285
                              ========== ======== =========  ======== ========
Fixed charges and preferred
 and preference share divi-
 dends:
  Interest expense incurred.. $  211,645 $185,519 $ 194,605  $169,199 $164,213
  Amortization of debt ex-
   pense.....................      3,168    4,129     2,732     3,593    3,072
  Interest portion of rental
   expense...................     13,953   12,833    12,223    12,627   13,608
                              ---------- -------- ---------  -------- --------
    Fixed charges............    228,766  202,481   209,560   185,419  180,893
                              ---------- -------- ---------  -------- --------
  Preferred and preference
   share dividends:
    After-tax basis..........          0        0         0    13,115   22,409
                              ---------- -------- ---------  -------- --------
    Pre-tax basis............          0        0         0    19,992   33,799
                              ---------- -------- ---------  -------- --------
  Fixed charges and preferred
   and preference share divi-
   dends..................... $  228,766 $202,481 $ 209,560  $205,411 $214,692
                              ========== ======== =========  ======== ========
Ratios of earnings to fixed
 charges and preferred and
 preference share dividends
 before extraordinary item
 and effect of accounting
 changes.....................       4.02     3.32      0.61      3.32     3.30
                              ========== ======== =========  ======== ========